UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.  Results of Operations and Financial Condition

On October 22, 2015, State Bank Financial Corporation, the holding company for State Bank and Trust Company ("the Bank"), issued a press release announcing its unaudited financial results for the third quarter ended September 30, 2015. A copy of the press release is attached hereto to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

A copy of the slide presentation that State Bank Financial Corporation will present during the earnings conference call starting at 11:00 AM eastern time on October 22, 2015 is attached hereto to this Current Report on Form 8-K as Exhibit 99.2. The slide presentation is also available on the company’s website, www.statebt.com, under the “Investors” section.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On October 22, 2015, State Bank and Trust Company (the "Bank"), a wholly-owned subsidiary bank of State Bank Financial Corporation, issued a press release announcing the purchase of the equipment finance origination platform of Patriot Capital Corporation. A copy of the press release is attached as Exhibit 99.3 to this Current Report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit
99.1	Earnings Press Release dated October 22, 2015
99.2	Slide Presentation dated October 22, 2015
99.3	Patriot Capital Press Release dated October 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: October 22, 2015	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer